SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934, as amended

(Amendment No.    )

Filed by the registrant  [X]

Filed by a party other than the registrant [   ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CASTLEGUARD ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]     No fee required.

[   ]          Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
      (set forth the amount on which the fling fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

CASTLEGUARD ENERGY, INC.

4625 Greenville Avenue, Suite 203

Dallas, Texas 75206

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held MAY 22, 2001

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TO:        THE SHAREHOLDERS OF CASTLEGUARD ENERGY, INC.

               TAKE NOTICE that the Annual Meeting of the shareholders of Castleguard Energy, Inc. (the "Company") will be held at 17768 Preston Road, Dallas, Texas 75252 on May 22, 2001 at 10:00 a.m. (the "Meeting") for the following purposes:
1.	to elect directors, to serve until the next annual meeting of stockholders;

2.	to appoint Jackson & Rhodes, P. C., Dallas, Texas, as auditors for the Company;

3.	to consider and, if thought fit, pass a resolution approving the Company's Stock Option Plan regarding the grant of stock options to directors, employees and/or consultants of the Company; and

4.	to transact such other business as may properly come before the Meeting or any adjournment thereof.

                The board of directors of the Company has nominated the four directors presented in this proxy statement for election and unanimously recommends that you vote "FOR" the election of the four nominees to the board of directors and "FOR" the appointment of Jackson & Rhodes, and "FOR" the resolution authorizing the Company to grant stock options to directors, officers, key personnel and/or consultants of the Company.

The specific details of the matters proposed to be put before the Meeting, including the form of the resolutions, are set forth in the Proxy Statement of the Company accompanying this Notice of Meeting.

                This proxy statement, the accompanying proxy card are first being mailed on April 16, 2001, to all stockholders of the Company. Although the Annual Report and this proxy statement are being mailed together, the Annual Report does not form any part of this proxy statement.

Record Date and Outstanding Shares

                The board of directors of the Company fixed the close of business on April 1, 2001, as the record date (the "Record Date") for the annual meeting. Accordingly, only holders of record of the Company's common stock, no par value per share, at the close of business on the record date will be entitled to vote at the annual meeting, either by proxy or in person. As of the record date, 16,891,626 shares of the Company's common stock were issued and 16,891,626 shares were outstanding. Each share of the Company's common stock entitles the stockholder to one vote on each matter to be submitted to stockholders at the annual meeting. There were 50 stockholders of record as of the record date.

                Only holders of Common Shares of record at the close of business on the Record Date are entitled to receive notice of and to attend and vote at the Meeting, except to the extent that such shareholder has transferred the ownership of any of the shareholder's shares after the Record Date, and the transferee of such shares produces properly endorsed share certificates or otherwise establishes that such transferee owns the shares and demands, no later than 10 days before the Meeting, that his name be included on the list of persons entitled to vote at the Meeting.

                Shareholders who are unable to attend the Meeting or any adjournment thereof in person and who wish to ensure that their shares will be voted are requested to complete, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the Proxy Statement of the Company accompanying this Notice.

                A form of proxy will not be valid unless it is deposited with Interwest Transfer Company, Inc., 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117 not later than the close of business on the business day preceding the date of the Meeting or any adjournment thereof, or unless it is delivered to the Chairman of the Meeting prior to the commencement of the Meeting or any adjournment thereof.

                                                                                                  BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                    /s/ Bob G. Honea

                                                                                                 Bob G. Honea
                                                                                                 President

April 2, 2001
Dallas, Texas

                                       TABLE OF CONTENTS

SCHEDULE 14A INFORMATION

FORWARD-LOOKING STATEMENTS-CAUTIONARY STATEMENTS

ANNUAL MEETING OF STOCKHOLDERS

Purpose

Record Date and Outstanding Shares

Security Ownership of Certain Beneficial Owners

Security Ownership of Management

ITEM 1. ELECTION OF DIRECTORS

Director Nominees

Meetings of the Board of Directors

Directors Compensation

Executive Compensation

Option/SAR Grants in Last Fiscal Year

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

Long-term Incentive Plan Awards in Last Fiscal Year

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Compliance With Section 16(a) of the Exchange Act of 1934

ITEM 2. APPOINTMENT OF AUDITORS

ITEM 3. APRROVAL OF STOCK OPTION PLAN

Dividends

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

Annual Shareholders Meeting

FORWARD-LOOKING STATEMENTS-CAUTIONARY STATEMENTS

     This proxy statement contains certain forward-looking statements and information relating to the Company that are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. When used in this proxy statement, the words "anticipate," "believe," "estimate," "expect" and "intend" and words or phrases of similar import, as they relate to the Company or Company management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, price levels for oil and natural gas, concentration of oil and natural gas reserves and production, drilling risks, uncertainty of oil and gas reserves, risks associated with the development of additional revenue and with the acquisition of oil and gas properties and other energy assets, operating hazards and uninsured risks, competitive factors, general economic conditions, governmental regulations, changes in industry practices, marketing risks, one time events and other factors described in this proxy statement. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in this proxy statement as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements.

CASTLEGUARD ENERGY INC.

ANNUAL MEETING OF STOCKHOLDERS

May 22, 2001

Purpose

     The annual meeting will be held at 10:00 a.m. on May 22, 2001, at 17768 Preston Road, Dallas, Texas 75252. At the annual meeting, the Company's stockholders will be asked to consider and vote upon the following proposals:

Record Date and Outstanding Shares

     The board of directors of the Company fixed the close of business on April 1, 2001, as the record date for the annual meeting. Accordingly, only holders of record of the Company's common stock, no par value per share, at the close of business on the record date will be entitled to vote at the annual meeting, either by proxy or in person. As of the record date, 16,891,626 shares of the Company's common stock were issued and 16,891,626 shares were outstanding. Each share of the Company's common stock entitles the stockholder to one vote on each matter to be submitted to stockholders at the annual meeting. There were 50 stockholders of record as of the record date.

Solicitation of Proxies

     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF CASTLEGUARD ENERGY, INC. (the "Company") for use at the Annual Meeting of the shareholders of the Company (the "Meeting") to be held on May 22, 2001, at 10:00 a.m. at 17768 Preston Road, Dallas, Texas 75252, for the purposes as set out in the accompanying Notice of Meeting. As a shareholder, you are cordially invited to be present at the Meeting. To ensure that you will be represented at the Meeting in the event that you are unable to attend personally, you are requested to complete, date and sign the accompanying form of proxy and return it to Interwest Transfer Company, Inc., 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, not later than the close of business on the last business day preceding the date of the Meeting or any adjournment thereof.

     The costs incurred in the preparation and mailing of the form of proxy, Notice of Annual Meeting and this Proxy Statement will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by personal interviews, telephone or other means of communication and by directors and officers of the Company, who will not be specifically remunerated therefor. While no arrangements have been made to date by the Company, the Company may contract for the distribution and solicitation of proxies for the Meeting. The costs incurred by the Company in soliciting proxies will be paid by the Company.

     No person is authorized to give any information or make any representations other than those contained in this Proxy Statement and if given or made, such information or representations must not be relied upon as having been authorized to be given or made. Except where otherwise stated, the information contained herein is given as of   April 1, 2001.

Appointment of Proxy

     The form of proxy shall be in writing and shall be executed by the shareholder or the shareholder's attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized.

     The persons named in the enclosed form of proxy are directors and/or officers of the Company. Each shareholder has the right to appoint a proxyholder other than such directors and/or officers, who need not be a shareholder, to attend and to act for the shareholder at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder's appointee should be legibly printed in the blank space provided in the enclosed form of proxy or another form of proxy should be completed. Such shareholder should notify the nominee of his appointment, obtain his consent to act as proxy and instruct him on how the shareholder's shares are to be voted.

Revocability of Proxy

     A shareholder who has submitted a proxy may revoke it at any time prior to the exercise thereof. If a person who has given a proxy attends personally at the Meeting at which such proxy is to be voted, such person may revoke the proxy and vote in person. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the shareholder or by his attorney authorized in writing, or if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the proxy is revoked.

Exercise of Discretion by Proxy

     The persons named in the enclosed form of proxy have indicated their willingness to represent, as proxyholders, the shareholders who appoint them. Each shareholder may instruct his or her proxyholders as to how to vote the Common Shares represented by the proxy by completing the blanks in the form of proxy.

     Common Shares represented by properly executed proxies in favor of the persons designated in the enclosed form of proxy will be voted or withheld from voting on any poll in accordance with instructions given on the form of proxy. If a shareholder specifies a choice as to any matters to be acted upon, such shareholder's Common Shares shall be voted accordingly.

     In the absence of such specification, the shares will be voted in favor of the matters to be acted upon. The persons appointed under the Proxy furnished by the Company are conferred with discretionary authority with respect to amendments or variations of those matters specified in the Notice of Annual Meeting and with respect to other matters, which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendment, variation or other matter.

Voting of Common Shares

     The Board of Directors of the Company has fixed the record date of the Meeting at the close of business on April 1, 2001. A person shown as a shareholder of record on the Record Date shall be entitled to vote the Common Shares registered in holder's name on that date, except to the extent that (a) the holder has transferred the ownership of any of his Common Shares after that date, and (b) the transferee of those Common Shares produces a properly endorsed share certificate or otherwise establishes that the transferee owns the Common Shares, and demands not later than 10 days before the Meeting that the transferee's name be included in the list of shareholders entitled to vote at the Meeting, in which case such transferee shall be entitled to vote such shares at the Meeting. As of the Record Date, there were 16,891,626 Common Shares of the Company issued and outstanding, each carrying the right to one vote.

Security Ownership of Certain Beneficial Owners

The following individuals and entities are known by the Company to own beneficially more than five percent of the Company's common stock on the record date.

Name and address	Number of Shares (1)	Percent of Total Shares
--------------------------------	--------------------------	------------------
Scott Heape 17768 Preston Road Dallas, Texas 75252	1,828,166 (2)	10.82%
Bob G. Honea 4625 Greenville Avenue Suite 203 Dallas, Texas 75206	1,520,000 (3)	9.00%

(1)

Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2)	H&S Production, Inc. owns 260,000 shares of the Company's common stock. Mr. Heape owns 100% of the shares of H&S Production, Inc.
(3)	Includes 820,000 shares held by National Tubular Products, Inc., Profit Sharing Plan & Trust, of which Mr. Honea is the principal beneficiary.

Security Ownership of Management

The following table and notes to the table set forth the information with respect to the shares of common stock beneficially owned as of the record date by:

-     each director of the Company;

-     each executive officer of the Company; and

-     all directors and executive officers of the Company as a group.

Name and address	Number of Shares (1)	Percent of Total Shares
--------------------------------	--------------------------	----------------------------
Directors and Executive Officers
Scott Heape 17768 Preston Road Dallas, Texas 75252	1,828,166 (2)	10.82%
Bob G. Honea 4625 Greenville Avenue Suite 203 Dallas, Texas 75206	1,520,000 (3)	9.00%
Benton Poole 2231 Ridge Road Suite 200 Rockwall, TX 75087	577,200	3.42%
G. Neil L. Kennedy 17 Douglasdale Cres S.E. Calgary, Alberta Canada T2Z3B4	200,000	1.18%
	---------------	------------
All directors and executive officers as a group (4 individuals, including the executive officers and directors listed above)	4,125,366	24.42%

(1)

Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2)	H&S Production, Inc. owns 260,000 shares of the Company's common stock. Mr. Heape owns 100% of the shares of H&S Production, Inc.
(3)	Includes 820,000 shares held by National Tubular Products, Inc., Profit Sharing Plan & Trust, of which Mr. Honea is the principal beneficiary.

ITEM 1. ELECTION OF DIRECTORS

Director Nominees

               The Bylaws of the Company provide that the number of directors shall be determined by resolution of the Board of Directors or by the stockholders at an annual or special meeting called for such purpose. Four directors will be elected at the annual meeting to serve until the Company's next annual meeting of stockholders and until their respective successors are elected and qualified, or until the earliest of their death, resignation or removal.

               The following table sets forth certain information for each nominee and for each continuing director of the Company.  There is no family relationship between any of the directors or between any director and any executive officer of the Company.

               Management does not contemplate that any of the nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons designated in the enclosed form of proxy reserve the right to vote for other nominees in their discretion.

               The following sets forth the four persons proposed to be nominated for election as directors, all positions and offices with the Company now held by them, their principal occupations during the last five years, and the periods during which they have served as directors of the Company. For information on the number of Common Shares of the Company beneficially owned, directly or indirectly, by each of them, or over which they exercise control or direction, as of April 1, 2001, please see the table under "Security Ownership of Management.

Scott G. Heape

              Mr. Heape is currently a director and Chairman of the Board of the Corporation. Mr. Heape is President and Founder of H & S Production, Inc. and HSP Geophysical, Inc. He received a B.S. in Geology from Tulane University in 1972. He has engaged in all phases of the oil and gas business since 1972 where he served as an exploration geologist with Lone Star Producing Company, a wholly owned subsidiary of Lone Star Gas (now part of TXU Corp.). From 1972 to 1975, Mr. Heape performed extensive geological work for Lone Star in East Texas, Northern Louisiana, and Southern Arkansas. He joined Bass Enterprises in 1975 and left Bass in 1976 to form H & S Production, Inc., a Texas corporation.

              Mr. Heape is a Certified Petroleum Geologist by the American Association of Petroleum Geologists, a Certified Professional Geological Scientist by the Association of Professional Geological Scientists, a member of the Independent Petroleum Association of America (IPAA), the Society of Independent Professional Earth Scientists (SIPES), the Texas Independent Production and Royalty Owners Association (TIPRO), the East Texas Geological Society and the Dallas Geological Society.

Bob G. Honea

              Mr. Honea is currently the President and a director of the Corporation. Mr. Honea has over 30 years of experience in the domestic and international oil field tubular business. During this time, he has dealt with both major and independent oil and gas companies.

              Mr. Honea is the President of National Tubular Products, Inc. and NTP Energy, Inc., both of Dallas, Texas.

Benton J. Poole

              Mr. Poole is currently a director of the Corporation. Mr. Poole received a Bachelor of Business Administration degree from the Texas Tech University in 1973 and a Doctor of Jurisprudence degree from Texas Tech University School of Law in 1976. Mr. Poole has 24 years of experience in the private practice of law, concentrating in oil, gas and mineral law. He is a member of the Oil, Gas and Mineral Law/Energy Law Section of the American Bar Association, the State Bar of Texas, and the Dallas Bar Association.

G. Neil L. Kennedy

              Mr. Kennedy is currently a director of the Corporation. Mr. Kennedy is presently Vice President of Raptor Capital Corporation (a public oil and gas company) in Calgary, Canada and consultant to Raptor in 1997 and 1998. From 1994 to 1997, Mr. Kennedy was a consultant to United Rayore Gas Ltd. (a public resource company) in Calgary, Canada. Prior thereto Mr. Kennedy was Vice President of Fedmet Tubulars in Calgary, Canada.

               The board of directors of the Company recommends that the stockholders vote "FOR" each of the four nominees named above.

Meetings of the Board of Directors

               The board of directors held four meetings during the fiscal year ended December 31, 2000. Each director attended at least 75% of the total number of meetings of the board of directors held during the fiscal year ended December 31, 2000. Other than the compensation committee that was established December 31, 2000, the board of directors did not have an audit, compensation, executive or other committee during the fiscal year ended December 31, 2000. The Board selected Messrs. Poole and Kennedy to serve on the compensation committee.

Directors Compensation

              None of the directors receive a fee for their attendance at directors' meetings.

Executive Compensation

              Neither the chief executive officer or any other executive officer of the Company received any cash salary or bonus during the fiscal year ended December 31, 2000, although the Company's Board did approve stock grants to Mr. Honea and several important consultants to the Company (two of whom -- Mr. Heape and Mr. Poole -- are also directors) for services rendered. Mr. Honea and Mr. Heape were issued additional stock in exchange for their respective provisions of personal guarantees to secure certain indebtedness in the Company.

Option/SAR Grants in Last Fiscal Year

              No stock options or stock appreciation rights were granted to any executive officer of the Company during fiscal year ended December 31, 2000.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

              No stock options or stock appreciation rights were exercised by any executive officer of the Company in fiscal year 2000, and no stock options or stock appreciation rights were outstanding at the end of fiscal year 2000.

Long-term Incentive Plan Awards in Last Fiscal Year

              The Company did not have any long-term incentive plans in effect during fiscal year 2000.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

               The Company does not have any employment agreements with any of its officers.

Compliance With Section 16(a) of the Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's common stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. We have reviewed the reports from officers and directors. Based on this review, the Company believes that filing requirements during fiscal year 2000 were met. Specifically, a Form 3 ought to have been filed by each of Messrs. Honea and Heape within 10 days of the Company having become a public reporting company on December 27, 2000, and Mr. Poole ought to have filed two Form 4 reports to reflect two separate purchases of the Company's common stock during fiscal year 2000. The Company understands that Messrs. Honea, Heape and Poole have filed the requisite Form 5 reports to remedy their failure to file the Form 3 and Form 4 reports.

ITEM 2. APPOINTMENT OF AUDITORS

               The shareholders will be asked to vote for the appointment of Jackson Rhodes, P.C. as auditors of the Company until the close of the next annual general meeting, at such remuneration as may be approved by the board of directors of the Company. Jackson Rhodes, P.C. has been the auditor of the Company since April 2000. The persons designated in the enclosed form of proxy, unless instructed otherwise, intend to vote for the appointment of Jackson Rhodes, P.C., as auditor of the Company. A representative of Jackson Rhodes, P.C. will be available at the meeting to answer any appropriate questions.

ITEM 3. APRROVAL OF STOCK OPTION PLAN

              The Company's Board of Directors has passed a resolution to adopt a Stock Option Plan that would enable the Board of Directors, from time to time, to grant stock options to directors, officers, key employees, and/or consultants.

               In order to be effective, the resolutions must be passed by the affirmative vote of a simple majority of the votes possessed by holders of Common Shares, present and in person or by proxy at the Meeting. If the resolution is not passed, the Company will not proceed with the adoption of any stock option plan without again seeking shareholder approval.

              The following is a description of the 2001 Stock Option Plan:

              THE STOCK OPTION PLAN IS SET OUT IN ITS ENTIRETY IN APPENDIX "A" ATTACHED HERETO. SHAREHOLDERS ARE URGED TO CAREFULLY READ THE FULL TEXT OF THE STOCK OPTION PLAN. THE FOLLOWING DISCLOSURE SUMMARIZES THE PRINCIPAL DIFFERENCES WHICH COULD MATERIALLY AFFECT YOUR DECISION TO APPROVE THE STOCK OPTION PLAN. SHAREHOLDERS ARE REQUESTED TO READ THE FOLLOWING DISCUSSION IN CONJUNCTION WITH THE STOCK OPTION PLAN.

Types of Options

              The Stock Option Plan includes two types of options: options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code") and Non-qualified Stock Options as not specifically authorized or qualified for favorable income tax treatment by the Code.

Administration.

              The Stock Option Plan is administered by a Committee ("Committee") consisting of two or more directors of the Company where each such director is a "non-employee director" (within the meaning of amended Rule 16b-3 under the Securities Exchange Act of 1934). The Stock Option Plan administrator shall have exclusive authority to determine employees to whom options will be granted, the timing and manner of the grant of options, the exercise price, the number of shares covered by and all of the terms of Options, the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of employment for purposes of the Stock Option Plan and all other determinations necessary or advisable for administration of the Stock Option Plan. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion.

Eligibility.

              Any employee, director of or consultant to the Company or any of its subsidiaries subject to certain restrictions regarding persons who own Common Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations is eligible to receive an Option under the Stock Option Plan. Only employees are eligible to receive Incentive Stock Options.

              Shares Subject to the Stock Option Plan. The aggregate number of Common Shares of the Company which may be issued pursuant to exercise of Options granted under the Stock Option Plan previously been issued, shall not exceed twenty percent (20%) of the issued and outstanding shares of the Company at the date of exercise.

Option Price

              The purchase price for the Common Shares subject to any Option shall be determined by the Plan Administrator at the time of grant, but shall not be less than par value per share. Anything to the contrary notwithstanding, the purchase price for the Common Shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value (as defined in the Stock Option Plan) of the Common Shares of the Company on the date the Option is granted. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the Fair Market Value of the Common Share of the Company on the date the Option is granted.

Term of Option

              No Option shall be exercisable after the expiration of the earliest of (a) ten years after the date the Option is granted, (b) sixty days after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is for any reason other than Disability, Cause (as defined in the Stock Option Plan) or death, (c) one year after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is a result of death or Disability or (d) immediately upon termination of Optionee's employment with the Company and its subsidiaries, if such termination is for Cause; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term set forth in (a), above, shall not be more than five years after the date the Option is granted.

Exercise of Option

              No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Plan Administrator, each Option granted under the Stock Option Plan shall become exercisable on a cumulative basis as to one-third (1/3) of such total number of Common Shares at any time after the end of each consecutive one-year period after the date the Option is granted until the Option has become exercisable as to all of such total number of Common Shares. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of Common Shares being purchased and accompanied by payment in full of the exercise price for such shares.

Limit on Incentive Options

              The aggregate Fair Market Value (determined at the time the Option is granted) of the Common Shares with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an Optionee during any calendar year (under all Incentive Option plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. The determination of which Options shall be treated as Non-Qualified Stock Options shall be made by taking Options into account in the order in which they were granted.

Termination or Amendment of the Stock Option Plan

              The Board may at any time terminate or amend the Stock Option Plan; provided that, without approval of the holders of a majority of the Common Shares of the Company represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum) or by the written consent of a majority of the outstanding Common Shares, there shall be no increase in the total number of Common Shares covered by the Stock Option Plan, no change in the class of persons eligible to receive Options granted under the Stock Option Plan, and no extension of the term of the Stock Option Plan beyond ten (10) years after the earlier of the date the Stock Option Plan is adopted or the date the Stock Option Plan is approved by the Company's shareholders.

Effective Date and Term of Plan

              The Stock Option Plan was first effective (the "Effective Date") on January 10, 2001. Unless sooner terminated by the Board in its sole discretion, the Stock Option Plan will expire on January 10, 2011.

Shareholder Approval

              The Board of Directors has determined that the proposed Stock Option Plan requires the approval of the Shareholders. In order to adopt the Stock Option Plan the Company must obtain the approval of the Shareholders by way of a resolution of the Shareholders of the Company at a duly constituted meeting. THIS RESOLUTION TO ADOPT THE STOCK OPTION PLAN REQUIRES THE APPROVAL OF THE MAJORITY (50% PLUS ONE) OF THE COMMON SHARES REPRESENTED AT THE MEETING.

              In accordance with the foregoing, at the Meeting the holders of Common Shares of the Company will be asked to consider and, if thought fit, pass the resolution to approve the Company's proposed Stock Option Plan as set forth at Appendix A.

Recommendation Of The Board Of Directors

              The Board of Directors has unanimously determined that the Stock Option Plan is in the best interests of the Company and is fair to the Shareholders and, as such, has authorized the submission of the resolution approving the Stock Option Plan to the Shareholders.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CASTLEGUARD SHAREHOLDERS VOTE FOR THE RESOLUTION APPROVING THE STOCK OPTION PLAN.

ITEM 4. OTHER MATTERS

              Management is not aware of any matter to come before the Meeting other than the matters referred to in the Notice of the Meeting. However, if any other matter properly comes before the Meeting, the accompanying form of proxy confers discretionary authority to vote with respect to amendments or variations to matters identified in the Notice of the Meeting and with respect to other matters that properly may come before the Meeting.

Market for Common Stock

             Currently the Company's common stock is traded on the NASD Over-the-Counter Bulletin Board.

Dividends

     The Company has never declared or paid any cash dividends on the common stock and does not presently intend to pay cash dividends on the common stock in the foreseeable future. The Company intends to retain future earnings for use in connection with future business plans.

INCORPORATION OF CERTAIN
INFORMATION BY REFERENCE

              The information in the Annual Report on Form 10-KSB for the fiscal quarter ended December 31, 2000, filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, is incorporated by reference in this proxy statement. A copy of such Annual Report is enclosed with this Proxy Statement.

APPROVAL AND CERTIFICATION

               The contents and sending of this Proxy Statement have been approved by the directors of the Company.

               Where information contained in this Proxy Statement rests peculiarly within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.

               The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

               The foregoing constitutes full, plain and true disclosure of all material facts relating to the particular matters to be acted upon by the security holders.

By Order of the Board of Directors,

                            Scott Heape                                                                                  Bob G. Honea
                             Chairman                                                                                       President

April 7, 2001.

APPENDIX A

Please see the Company's attached Stock Option Plan.

CASTLEGUARD ENERGY INC.

PROXY

Annual Shareholders Meeting

May 22, 2001

(Please read the enclosed Proxy Statement before completing this Proxy Form)

This Proxy is Solicited on Behalf of the

Board of Directors of the Company

              The undersigned Shareholder of Castleguard Energy, Inc. (the "Corporation") hereby constitutes and appoints Scott Heape, Chairman of the Company, or failing him, Bob G. Honea, Director of the Company, as proxy for the undersigned, with power of substitution, to attend, act and vote on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 22, 2001 and at any or all adjournments thereof, in the same manner, to the same extent and with the same power as if the undersigned were present at the said meeting or any and all adjournments thereof and, without limiting the general authorization given, the persons above named are specifically directed to vote on behalf of the undersigned in the following manner:

1.

FOR ________ or AGAINST ________ or WITHHOLD ________ the election of Scott Heape, Bob G. Honea, G. Neil L. Kennedy and Benton Poole as directors of the Company, as specified in the Proxy Statement dated April 16, 2001 .

2.	FOR ________ or AGAINST ________ or WITHHOLD ________ the appointment of Jackson Rhodes, P.C., as auditors.

3.	FOR ________ or AGAINST ________ or WITHHOLD ________ the ratification of the 2001 Stock Option Plan, as described in the Proxy Statement dated April 16, 2001.

4.

Conferring discretionary authority, to vote on amendments or variations to the matters identified in the Notice of Meeting and on all other matters that may properly come before the Meeting or any adjournment thereof:

THE UNDERSIGNED HEREBY REVOKES ANY PROXIES HERETOFORE GIVEN, THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT AND WILL BE VOTED AS DIRECTED IN THE SPACES PROVIDED ABOVE OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED IN FAVOR OF EACH OF THE ABOVE MATTERS.

DATED this _________ day of ______________________, 2001.
;
SIGNATURE OF SHAREHOLDER

;
NAME OF SHAREHOLDER - Please Print

;
NUMBER OF SHARES

(1)

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT ON HIS BEHALF AT THE ANNUAL MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. THIS RIGHT MAY BE EXERCISED BY INSERTING SUCH OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, BY DELIVERING THE COMPLETED FORM OF PROXY TO THE CORPORATION AS INDICATED BELOW.

(2)

This form of proxy must be dated and must be executed by the shareholder or his attorney authorized in writing or, if the shareholder is a body corporate, under its corporate seal or by an officer or attorney thereof duly authorized. A copy of such authorization should accompany this form of proxy. Persons signing as executors, administrators, trustees etc. should so indicate. If this form of proxy is not dated, it shall be deemed to bear the date on which it was mailed to the shareholder by the Company.

(3)

In order for this form of proxy to be effective at the Meeting or any adjournment thereof, it must be completed, signed and deposited with Interwest Transfer Company, Inc., 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, not later than the close of business on the business day preceding the Meeting or an adjournment thereof or with the Chairman of the Meeting on the day of the Meeting prior to the commencement or any adjournment thereof.

APPENDIX "A"

CASTLEGUARD ENERGY, INC.

STOCK OPTION PLAN

     1.     Purpose. The purpose of this Castleguard Energy, Inc. Stock Option Plan ("Plan") is to further the growth and development of Castleguard Energy, Inc., a Florida corporation (the "Company"), and its subsidiaries by providing, through ownership of stock of the Company, an incentive to officers, directors, outside consultants and employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to render services to and enter the employment of the Company or its subsidiaries. This Plan shall be effective on the Effective Date (as provided in Section 10) and shall apply to options granted on or after the Effective Date.

     2.      Incentive and Non-Qualified Stock Options. Two types of Stock Options (referred to herein as "Options" without distinction between such two types) may be granted under the Plan: Options intended to qualify as Incentive Stock Options under Section 422 of the Code and Non-Qualified Stock Options not specifically authorized or qualified for favorable income tax treatment by the Code.

     3.      Definitions. The following definitions are applicable to the Plan:

          3.1     Board. The Board of Directors of the Company.

          3.2      Cause.  Solely, for purposes of this Plan and any option agreement granted hereunder, a termination for "Cause" shall be any termination of employment of an Optionee that the Board determines in good faith is due to an act of fraud, dishonesty, disloyalty, breach of fiduciary duty, or disregard of the Company's policies or regulations resulting in damage, loss or injury to, or any legal or administrative action against, the Company or any damage to the Company's customers or client relationships.

          3.3     Code. The Internal Revenue Code of 1986, as amended from time to time.

          3.4     Common Stock. The shares of Common Stock of the Company.

          3.5      Company. Castleguard Energy, Inc., a Florida corporation.

          3.6      Consultant. An individual or entity that renders professional services to the Company as an independent contractor and is not an employee or under the direct supervision and control of the Company.

          3.7      Disabled or Disability. For the purposes of Section 7.4, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

          3.8      Fair Market Value. For purposes of the Plan, the "fair market value" per share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges or the Nasdaq National Market, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by Nasdaq, or (b) if the Common Stock is not then listed on an exchange or the Nasdaq National Market, but is quoted on the Nasdaq Small Cap Market, the NASD's Electronic Bulletin Board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by Nasdaq or the National Quotation Bureau, as the case may be, on the last trading day immediately preceding such date, or (c) if the Common Stock is not then listed on an exchange or the Nasdaq National Market, or quoted by Nasdaq Small Cap Market, the NASD's Electronic Bulletin Board, or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

          3.9      Incentive Stock Option. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          3.10      Non-Employee Director. A "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

          3.11      Non-Qualified Stock Option. Any Stock Option that is not an Incentive Stock Option.

          3.12      Optionee. The recipient of a Stock Option.

          3.13      Plan. The Castleguard Energy, Inc. Stock Option Plan, as amended from time to time.

          3.14      Plan Administrator. The Board or the Committee designated pursuant to Section 4 to administer, construe and interpret the terms of the Plan.

          3.15      Stock Option or Option. Any option to purchase shares of Common Stock granted pursuant to Section 7.

     4.     Administration.

          4.1      Administration of Plan. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator; provided, however, that at any time the Board includes any person who is not an outside director, the Board shall delegate all of its duties as Plan Administrator during such period of time to a Compensation Committee or a separate Stock Option Committee (the "Committee") of not fewer than two (2) members of the Board, all of the members of which Committee shall be persons who are outside directors and Non-Employee Directors, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

     5.     Eligibility. Any employee or director (including any officer or director who is an employee) of the Company or any of its subsidiaries shall be eligible to receive an Option under the Plan; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price (determined in the manner provided in Section 7.2) is at least 110% of the fair market value of the shares subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. An employee may receive more than one Option under the Plan. Non-Employee Directors shall be eligible to receive Non-Qualified Stock Options on such terms as the Plan Administrator may determine, subject to the restrictions on exercise described in Section 7.5 below. In addition, Non-Qualified Stock Options may be granted to Consultants who are selected by the Plan Administrator.

     6.     Shares Subject to Options. The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Options granted under the Plan shall not exceed twenty percent (20%) of the issued and outstanding shares of the company at the date of exercise. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with respect to such shares.

     7.     Terms and Conditions of Options. Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

          7.1      Number of Shares Subject to Option. Each Option agreement shall specify the number of shares subject to the Option.

          7.2     Option Price. The purchase price for the shares subject to any Option shall be determined by the Plan Administrator at the time of grant. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted. In the case of any Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the fair market value per share of the Common Stock of the Company on the date the Option is granted. For purposes of determining the stock ownership of an employee, the attribution rules of Code Section 424(d) shall apply.

          7.3     Notice and Payment. Any exercisable portion of a Stock Option may be exercised only by:

               (a)     delivery of a written notice to the Company, prior to the time when such Stock Option becomes unexercisable under Section 7.4, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator;

               (b)     payment in full of the exercise price of such Option by, as applicable, delivery of cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased. In addition, at such time as the Company's common stock is publicly traded on the Nasdaq National Market, the Nasdaq Small Cap Market, a national securities exchange, or the NASD's Electronic Bulletin Board, in the discretion of the Plan Administrator upon such terms as the Plan Administrator shall approve, payment may also be made by (i) delivery of a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and delivery to the Company the aggregate exercise price of such Stock Option (a "cashless exercise"), or (ii) delivery of shares of the Company's Common Stock owned or purchasable upon exercise of the Option by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion is thereby exercised (a "stock-for-stock exercise");

               (c)     payment of the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by (i) cash or check payable to the Company, (ii) cashless exercise, (iii) stock-for-stock exercise, or (iv) a combination of one or more of the foregoing payment methods; and

               (d)     delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or to his designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise.

                 Notwithstanding the foregoing, the Company, in its sole discretion, may extend and maintain, or arrange for the extension and maintenance of, credit to any Optionee to finance the Optionee's purchase of shares pursuant to exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

          7.4      Term of Option. No Incentive Stock Option shall be exercisable after the expiration of the earliest of (a) ten years after the date the Option is granted, (b) sixty days after the date the Optionee's employment with the Company and its subsidiaries terminates, if such termination or cessation is for any reason other than Disability, Cause, or death, (c) one year after the date the Optionee's employment with the Company and its subsidiaries terminates, if such termination or cessation is a result of death or Disability, or (d) immediately upon termination of Optionee's employment with the Company and its subsidiaries, if such termination is for Cause; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term set forth in (a), above, shall not be more than five years after the date the Option is granted.

          7.5     Exercise of Option. No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise; provided, however, the Option shall provide the right to exercise at the rate of at least 33-1/3% per year over three years from the date the Option is granted. Unless otherwise provided by the Plan Administrator, each Option granted under the Plan shall become exercisable on a cumulative basis as to one-third (1/3) of the total number of shares covered thereby at any time after the end of each consecutive one year period from the date the Option is granted until the Option has become exercisable as to all of such total number of shares. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

          7.6     No Transfer of Option. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

          7.7     Limit on Incentive Stock Options. The aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed the maximum amount permitted under applicable provisions of the Code. To the extent that the aggregate Fair Market Value (determined at the time of the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds any such limit, such Stock Options shall be treated as Non-Qualified Stock Options. The determination of which Stock Options shall be treated as Non-Qualified Stock Options shall be made by taking Stock Options into account in the order in which they were granted.

          7.8     Restriction on Issuance of Shares. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under state securities laws. If an Optionee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock shall be subject to restrictions on transfer. The Company may place a legend on the certificates evidencing the shares, reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the Optionee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of such agreement shall apply to such shares.

          7.9     Investment Representation. Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

          7.10     Rights as a Shareholder or Employee. An Optionee or transferee of an Option shall have no right as a stockholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 7.13. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

          7.11     No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

          7.12     Exercisability in the Event of Death. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of Section 7.4 hereof.

          7.13     Recapitalization or Reorganization of Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Option rights granted under the Plan, and the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

     In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to issue substitute Options in place thereof; provided, however, that, unless otherwise determined by the Plan Administrator as described below, if such Options would be canceled in accordance with the foregoing, the Optionee shall have the right, exercisable during a fifteen-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise such Option in whole or in part without regard to any installment exercise provisions in the Option agreement. Notwithstanding anything to the contrary contained in this Section 7.13, the Plan Administrator shall have the power to issue Options having acceleration provisions in the event of a liquidation or merger, reorganization or consolidation that vary from those described in this Section 7.13.

          7.14     Modification, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend, or renew outstanding Options granted under the Plan and accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, without the approval of the Board, modify any outstanding Incentive Stock Option in any manner which would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

          7.15     Financial Statements. To the extent required by applicable state or federal securities laws, during the term of any Option, the Company shall provide or otherwise make available to each Optionee a copy of its annual financial statements.

          7.16     Other Provisions. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

     8.     Termination or Amendment of the Plan. The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum) or by the written consent of a majority of the outstanding shares of Common Stock, there shall be, except by operation of the provisions of Section 7.13, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Options granted under the Plan, no reduction in the exercise price of Options granted under the Plan, and no extension of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

     9.     Indemnification. In addition to such other rights of indemnification as they may have as members of the Plan Administrator, the members of the Plan Administrator administering the Plan shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     10.      Effective Date and Term of Plan. This Plan shall become effective (the "Effective Date") on the date of adoption by the Board of Directors. No options granted under the Plan will be effective unless the Plan is approved by stockholders of the Company within 12 months of the date of adoption. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on January 10, 2011.

     IN WITNESS WHEREOF, the Company by its duly authorized officer, has caused this Plan to be executed as of the 10th day of January, 2001.

                    CASTLEGUARD ENERGY, INC.

                                     By:____________ ______________________

                                     Bob Honea, President